Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report on Form 10-Q/A of Bradley Operating Limited Partnership ("Bradley OP") for the period ending June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David G. Gaw, Senior Vice President, Chief Financial Officer and Treasurer of the sole stockholder of the general partner of Bradley OP, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of Bradley OP.

/s/ DAVID G. GAW David G. Gaw Senior Vice President, Chief Financial Officer and Treasurer

Dated: November 14, 2005